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                                                                   EXHIBIT 10.20

                               BearingPoint, Inc.

                           Deferred Compensation Plan

                     Originally Effective September 1, 2001

                               Amended & Restated

                            Effective August 1, 2003

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Purpose.......................................................................1

ARTICLE 1    Definitions......................................................1

ARTICLE 2    Selection, Enrollment, Eligibility...............................9

    2.1      Selection by Committee...........................................9
    2.2      Enrollment Requirements..........................................9
    2.3      Eligibility; Commencement of Participation.......................9
    2.4      Termination of Participation and/or Deferrals....................9
    2.5      Participation at Effective Date..................................9

ARTICLE 3    Deferral Commitments/Employer Matching/Crediting/Taxes..........10

    3.1      Minimum Deferrals...............................................10
    3.2      Maximum Deferral................................................10
    3.3      Election to Defer; Effect of Election Form......................11
    3.4      Withholding of Annual Deferral Amounts..........................11
    3.5      Employer Matching Amount........................................12
    3.6      Investment of Trust Assets......................................12
    3.7      Vesting.........................................................12
    3.8      Crediting/Debiting of Account Balances..........................12
    3.9      FICA and Other Taxes............................................14
    3.10     Distributions...................................................14

ARTICLE 4    Hardship; Early Withdrawal - Withdrawal Election................15

    4.1      Withdrawal Payout/Suspensions of Hardship.......................15
    4.2      Early Withdrawal................................................15

ARTICLE 5    Termination Benefit.............................................16

    5.1      Termination Benefit.............................................16
    5.2      Payment of Termination Benefit..................................16
    5.3      Death Prior to Completion of Termination Benefit................16

ARTICLE 6    Disability Waiver and Benefit...................................17

    6.1      Disability Waiver...............................................17
    6.2      Continued Eligibility; Disability Benefit.......................17

ARTICLE 7    Beneficiary Designation.........................................18

    7.1      Beneficiary.....................................................18
    7.2      Beneficiary Designation and Change of Beneficary ...............18

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    7.3      Acknowledgement.................................................18
    7.4      No Beneficiary Designation......................................18
    7.5      Doubt as to Beneficiary.........................................18
    7.6      Discharge of Obligations........................................18

ARTICLE 8    Leave of Absence................................................19

    8.1      Paid Leave of Absence...........................................19
    8.2      Unpaid Leave of Absence.........................................19

ARTICLE 9    Termination, Amendment or Modification..........................20

    9.1      Termination.....................................................20
    9.2      Amendment.......................................................20
    9.3      Effect of Payment...............................................21

ARTICLE 10   Administration..................................................22

    10.1     Committee Duties................................................22
    10.2     Administration Upon Change In Control...........................22
    10.3     Agents..........................................................22
    10.4     Binding Effect of Decisions.....................................23
    10.5     Indemnity of Committee..........................................23
    10.6     Employer Information............................................23

ARTICLE 11   Other Benefits and Agreements...................................24

    11.1     Coordination with Other Benefits................................24

ARTICLE 12   Claims Procedures...............................................25

    12.1     Presentation of Claim...........................................25
    12.2     Notification of Decision........................................25
    12.3     Review of a Denied Claim........................................25
    12.4     Decision of Review..............................................26
    12.5     Legal Action....................................................26

ARTICLE 13   Trust...........................................................27

    13.1     Establishment of the Trust......................................27
    13.2     Interrelationship of the Plan and the Trust.....................27
    13.3     Distributions From the Trust....................................27
    13.4     Stock Transferred to the Trust..................................27

ARTICLE 14   Miscellaneous...................................................28

    14.1     Status of Plan..................................................28

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    14.2     Unsecured General Creditor......................................28
    14.34    Employer's Liability............................................28
    14.4     Nonassignability................................................28
    14.5     Not a Contract of Employment....................................28
    14.6     Furnishing Information..........................................29
    14.7     Terms...........................................................29
    14.8     Captions........................................................29
    14.9     Governing Law...................................................29
    14.10    Notice..........................................................29
    14.11    Successors......................................................29
    14.12    Validity........................................................30
    14.13    Incompetent.....................................................30
    14.14    Court Order.....................................................30
    14.15    Distribution in the Event of Taxation...........................30
    14.16    Trust...........................................................30
    14.17    Legal Fees To Enforce Rights After Change in Control............30

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                               BEARINGPOINT, INC.

                           DEFERRED COMPENSATION PLAN

                            Effective August 1, 2003

                                     Purpose

     The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated Employees who contribute materially to the continued growth, development and future business success of BearingPoint, Inc., a Delaware corporation. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                    ARTICLE 1
                                   Definitions

     For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the sum of the Deferral Account balance and the Employer Matching Account balance. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Affiliate" shall mean (i) a corporation that is a member of a controlled group of corporations (as determined pursuant to Section 414(b) of the Code) which includes the Company and (ii) a trade or business (whether or not incorporated) which is under common control (as determined pursuant to
     Section 414(c) of the Code) of the Company.

1.3 "Annual Deferral Amount" shall mean that portion of a Participant's Annual Base Salary, Commissions, Team Bonus and Individual Bonus that a Participant elects to have, and is deferred, in accordance with Article 3, for any one Plan Year. In the event of a Participant's Disability (if deferrals cease in accordance with Section 6.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.4 "Annual Base Salary" shall mean the annual cash compensation relating to services performed during any Plan Year, whether or not paid in such Plan Year or included on the Federal Income Tax Form W-2 for such Plan Year, excluding bonuses, commissions, royalties, overtime, fringe benefits, relocation expenses, incentive payments, non-monetary awards, directors fees and other fees, automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Annual Base Salary shall be calculated before reduction for

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     compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by the Employer; provided, however, that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Employee.

1.5 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 7, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.6 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.7  "Board" shall mean the board of directors of the Company.

1.8  "Change in Control" shall mean:

     (a) A sale or transfer of all or substantially all of the assets of the Company on a consolidated basis in any transaction or series of related transactions;

     (b) Any merger, consolidation or reorganization to which the Company is a party, except for a merger, consolidation or reorganization in which the Company is the surviving corporation and, after giving effect to such merger, consolidation or reorganization, the holders of the Company's outstanding equity (on a fully diluted basis) immediately prior to the merger, consolidation or reorganization will own in the aggregate immediately following the merger, consolidation or reorganization the Company's outstanding equity (on a fully diluted basis) either (i) having the ordinary voting power to elect a majority of the members of the Company's board of directors to be elected by the holders of Common Stock and any other class which votes together with the Common Stock as a single class or (ii) representing at least 50% of the equity value of the Company as reasonably determined by the Board;

     (c) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the holders of the Company's equity, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to have been a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by any individual, entity or group (a "Person") other than the Board, including any "person" within the meaning of

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          Section 13(d) of the Exchange Act, for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed to have been a member of the Incumbent Board; or

     (d) Any Person acquires beneficial ownership of 30% or more of the outstanding equity of the Company generally entitled to vote on the election of directors.

1.9  "Claimant" shall have the meaning set forth in Section 12.1.

1.10 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.11 "Committee" shall mean the committee described in Article 10.

1.12 "Commissions" shall mean cash compensation relating to services performed during any Plan Year paid in the form of a sales commission.

1.13 "Company" shall mean BearingPoint, Inc., a Delaware corporation and any successor to such corporation that adopts the Plan.

1.14 "Employer Matching Account" shall mean (i) the sum of all of a Participant's Employer Matching Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Employer Matching Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Employer Matching Account.

1.15 "Employer Matching Amount" for any one Plan Year shall be the amount determined in accordance with Section 3.5.

1.16 "Deduction Limitation" shall mean the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If the Company determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Company would not be deductible by the Company solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Company to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Company may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with Section 3.8 below. The amounts so deferred and amounts credited/debited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Company in good

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     faith, on which the deductibility of compensation paid or payable to the
     Participant for the taxable year of the Company during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

1.17 "Deferral Account" shall mean (i) the sum of all of a Participant's Annual Deferral Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Deferral Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

1.18 "Disability" shall mean a period of disability during which a Participant qualifies for permanent disability benefits under the Employer's long-term disability plan, or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for permanent disability benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Committee. If the Employer does not sponsor such a plan, or discontinues sponsoring such a plan, Disability shall be determined by the Committee in its sole discretion.

1.19 "Disability Benefit" shall mean the benefit set forth in Article 6.

1.20 "Distribution Election Form" shall mean the Form established by the Committee that a Participant completes, signs and returns to the Committee to establish the frequency of payments of a Participant's Account Balance upon a Termination of Employment.

1.21 "Election Form" shall mean the form established by the Committee that a Participant completes, signs and returns to the Committee to make his or her deferral election under the Plan.

1.22 "Employee" shall mean an individual whose relationship with an Employer is, under common law, that of an employee.

1.23 "Employer" shall mean the Company and any Affiliate that, with the consent of the Company, elects to participate in the Plan and any successor entity that adopts the Plan pursuant to Section 14.11. If any such entity withdraws, is excluded from participation in the Plan or terminates its participation in the Plan, such entity shall thereupon cease to be an Employer. As of July 1, 2002, BearingPoint USA, Inc. has adopted the Plan for the benefit of its Employees.

1.24 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.25 "401(k) Plan" shall mean the Amended and Restated BearingPoint, Inc. 401(k) Plan adopted by the Company, as it may be amended from time to time.

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1.26 "Hardship" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant,
     (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee. The Committee shall determine whether the circumstances presented by the Participant constitute an unanticipated emergency. Such circumstances and the Committee's determination will depend on the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved: (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Participant's assets, to the extent liquidation of such assets would not itself cause severe financial hardship, or (iii) by cessation of his elective deferrals under this Plan for the remainder of the Plan Year.

1.27 "Individual Bonus" shall mean any compensation, in addition to Annual Base Salary relating to services performed during any Plan Year, whether or not paid in such Plan Year or included on the Federal Income Tax Form W-2, payable to a Participant as an Employee under the Employer's individual bonus plans that are based on individual performance goals.

1.28 "Participant" shall mean (i) any Employee who is a Managing Director of the Employer, or any other individual selected by the Committee to participate in the Plan, (ii) who elects to participate in the Plan, (iii) who signs an Election Form, (iv) whose signed Election Form is accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose participation has not terminated.

1.29 "Plan" shall mean the BearingPoint, Inc. Deferred Compensation Plan, which shall be evidenced by this instrument, as may be amended from time to time.

1.30 "Plan Year" shall mean the twelve-month period commencing September 1 and ending August 31.

1.31 "Stock" shall mean BearingPoint, Inc. common stock, $ 0.01 par value per share, or any other equity securities of the Company designated by the Committee.

1.32 "Team Bonus" shall mean any compensation, in addition to Annual Base Salary relating to services performed during any Plan Year, whether or not paid in such Plan Year or included on the Federal Income Tax Form W-2, payable to a Participant as an Employee under the Employer's team bonus plans that are based on team performance goals.

1.33 "Termination of Employment" shall mean the severing of employment with all Employers, voluntarily or involuntarily, for any reason other than death, Disability or an authorized leave of absence.

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1.34 "Trust" shall mean one or more trusts established, effective as of
     September 1, 2001 between the Company and the trustee named therein, as amended from time to time.

1.35 "Variable Account" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the sum of (i) the Deferral Account balance and (ii) the Employer Matching Account balance. The Variable Account, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.36 "Year of Service" shall have the same meaning as the term Vesting Service under the 401(k) Plan.

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                                    ARTICLE 2
                       Selection, Enrollment, Eligibility

2.1 Selection by Committee. Participation in the Plan shall be limited to Employees who are Managing Directors of the Company and any other individuals as determined by the Committee, in its sole discretion, from a select group of management and highly compensated Employees of the Company. From that group, the Committee shall select, in its sole discretion, Employees to participate in the Plan.

2.2 Enrollment Requirements. As a condition to participation, each selected Employee shall complete, execute and return to the Committee an Election Form within 30 days after he or she is selected to participate in the Plan. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 Eligibility; Commencement of Participation. Provided an Employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, that Employee shall commence participation in the Plan on the first day of the month following the month in which the Employee completes all enrollment requirements. If an Employee fails to meet all such requirements within the period required, in accordance with Section 2.2, that Employee shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents. A Participant's deferral election in a Plan Year following commencement of participation in the Plan is governed by Section 3.3.

2.4 Termination of Participation and/or Deferrals. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or (iii) immediately distribute the Participant's then Account Balance and terminate the Participant's participation in the Plan.

2.5 Participation at Effective Date. Each Employee who is a Managing Director of the Company on September 1, 2001 shall automatically participate in the Plan on and after September 1, 2001, subject to the provisions of Section 2.4.

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                                    ARTICLE 3
             Deferral Commitments/Employer Matching/Crediting/Taxes

3.1  Minimum Deferrals.

     (a) Annual Base Salary, Commissions, Individual Bonus and Team Bonus. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Annual Base Salary, Commissions, Individual Bonus and/or Team Bonus in the following minimum percentages.

          -------------------------------------
               Deferral          Minimum Amount
          -------------------------------------
          Annual Base Salary           0%
          -------------------------------------
          Commissions, and
          Total Individual and
          Team Bonuses                10%
          -------------------------------------

          -------------------------------------

          If an election is made for less than the stated minimum percentage, or if no election is made, the amount deferred shall be zero.

     (b) Short Plan Year. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year the minimum Annual Base Salary deferral shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits an Election Form to the Committee for acceptance. If an Employee first becomes eligible to participate in the Plan on a date after March 31 of any calendar year, then the Employee shall not be entitled to elect to defer any portion of his or her Annual Base Salary for this short Plan Year.

3.2  Maximum Deferral.

     (a) Annual Base Salary and Bonus. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Annual Base Salary, Commissions, Individual Bonus and/or Team Bonus up to the following maximum percentages for each deferral elected:

          ---------------------------------------
                Deferral           Maximum Amount
          ---------------------------------------
          Annual Base Salary             50%
          ---------------------------------------
          Commissions, and Total        100%
          Individual and Team
          Bonuses
          ---------------------------------------

          ---------------------------------------

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     (b)  Short Plan Year. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the maximum Annual Deferral Amount, with respect to Annual Base Salary, Commissions, Individual Bonus and Team Bonus shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits an Election Form to the Committee for acceptance. If an Employee first becomes eligible to participate in the Plan on a date after March 31 of any calendar year, then the Employee shall not be entitled to elect to defer any portion of his or her Annual Base Salary for this short Plan Year.

3.3  Election to Defer; Effect of Election Form.

     (a) First Plan Year. In connection with a Participant's commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

     (b) Continuing Effectiveness of Election Forms. Once submitted, a Participant's Election Form shall continue in effect for subsequent Plan Years unless the Participant timely submits a new Election Form before the end of the Plan Year preceding the Plan Year for which the new election is made. The Committee shall maintain an open enrollment period preceding each Plan Year in order to allow Participants to submit new Election Forms.

     (c) Timing of Election Forms. To be effective for any Plan Year, an Election Form must be received by the Committee prior to September 1 of the Plan Year to which it relates. However, if an individual first becomes eligible to participate in the Plan on or after the Effective Date and on a date other than September 1, the individual may submit an Election Form for the remainder of the Plan Year in which he or she becomes a Participant if the Election Form is submitted within thirty
          (30) days after becoming eligible to participate in the Plan; provided, however, that the Election Form shall apply only to compensation not yet earned, in accordance with Section 3.1(b) and
          Section 3.2(b) above.

3.4 Withholding of Annual Deferral Amounts. For each Plan Year, the Annual Base Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Annual Base Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Annual Base Salary. The Commissions and Individual Bonus and Team Bonus portions of the Annual Deferral Amount shall be withheld at the time the Commissions and Bonuses are or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself.

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3.5  Employer Matching Amount. For each Plan Year, the Employer, in its sole discretion, may, but is not required to, credit any amount it desires to any Participant's Matching Contribution Account under this Plan, which amount shall be for that Participant. Any Employer Matching Contributions for a given Plan Year will be limited to the amount that would have been available under the terms of the 401(k) Plan but for any reduction in allowable elective deferrals to the 401(k) Plan due to nondiscrimination testing results for the plan year of the 401(k) Plan.

3.6 Investment of Trust Assets. The Trustee of the Trust shall be authorized, upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable Trust Agreement.

3.7  Vesting.

     A Participant shall at all times be 100% vested in his or her Deferral Account. A Participant shall be vested in his or her Employer Matching Account in accordance with the vesting provisions of the 401(k) Plan.

3.8 Crediting/Debiting of Account Balances. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

     (a) Election of Measurement Funds for Variable Account. A Participant, in connection with his or her initial deferral election in accordance with Section 3.3(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.8(c) below) to be used to determine the additional amounts to be credited to his or her Variable Account when the Participant commences participation in the Plan and continuing thereafter for each subsequent business day in which the Participant participates in the Plan, unless changed in accordance with the next sentence. Commencing with the business day that follows the Participant's commencement of participation in the Plan and continuing thereafter for each subsequent business day in which the Participant participates in the Plan, the Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to reallocate among the available Measurement Fund(s) to be used to determine the additional amounts to be credited to his or her Variable Account, or to change the portion of his or her Variable Account allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply as soon as administratively possible and shall continue thereafter for each subsequent business day in which the Participant participates in the Plan, unless changed in accordance with the previous sentence.

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     (b)  Proportionate Allocation. In making any election described in Section
          3.8(a) above, the Participant shall specify on the Election Form, in increments of one percentage point (1%), the percentage of his or her Variable Account to be allocated to a Measurement Fund (as if the Participant was making an investment in that Measurement Fund with that portion of his or her Variable Account).

     (c) Measurement Funds. The Participant may elect one or more measurement funds (the "Measurement Funds") for the purpose of crediting additional amounts to his or her Variable Account. The Committee shall, in its sole discretion, select, discontinue, substitute or add a Measurement Fund at any time. Subject to the shareholders of the Company approving the use of Company Stock under the Plan, the Committee may offer a BearingPoint, Inc. Stock Fund (the "Stock Fund") as a Measurement Fund.

     (d) Crediting or Debiting Method. The performance of each elected Measurement Fund (either positive or negative) will be determined by the Committee, in its reasonable discretion, based on the performance of the Measurement Funds themselves. A Participant's Account balance shall be credited or debited on a daily basis based on the performance of each Measurement Fund selected by the Participant for the Variable Account, as determined by the Committee in its sole discretion, as though (i) a Participant's Account Balance were invested in the selected or required Measurement Fund(s) in the percentages applicable to such business day, as of the close of business on the business day, at the closing price on such date; (ii) the portion of the Annual Deferral Amount that was actually deferred as of the business day were invested in the Measurement Fund(s) selected by the Participant, in the percentages applicable to such business day, as soon as administratively possible after the day on which such amounts are actually deferred from the Participant's Annual Salary through reductions in his or her payroll; and (iii) any distribution made to a Participant that decreases such Participant's Account Balance ceased being invested in the Measurement Fund(s), in the percentages applicable to such business day, as soon as administratively possible. The Participant's Employer Matching Amount, if any, shall be credited to his or her Employer Matching Account for purposes of this Section 3.8(d) on the date selected by the Committee in its sole and absolute discretion.

     (e) Special Rule for Variable Account Invested in Stock. Notwithstanding any provision of this Plan that may be construed to the contrary, the portion of the Participant's Variable Account allocated to the Stock Fund must at all times prior to distribution be allocated to the Stock Fund.

     (f) No Actual Investment. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation to his or her Account Balance thereto, the calculation of

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          additional amounts and the crediting or debiting of such amounts to a
          Participant's Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Employer or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the Measurement Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Employer or the Trust; the Participant shall at all times remain an unsecured creditor of the Employer.

3.9  FICA and Other Taxes.

     (a) Annual Deferral Amounts. For each Plan Year in which an Annual Deferral Amount is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Annual Base Salary, Commissions, Individual Bonus and Team Bonus that is not being deferred, in a manner determined by the Employer, the Participant's share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Committee may reduce the Deferral Account in order to comply with this Section 3.9.

     (b) Employer Matching Account. When a Participant becomes vested in a portion of his or her Employer Matching Account, the Employer shall withhold from the Participant's Annual Base Salary, Commissions, Individual Bonus and/or Team Bonus that is not deferred, in a manner determined by the Employer, the Participant's share of FICA and other employment taxes on such vested portions of his or her Employer Matching Account. If necessary, the Committee may reduce the vested portion of the Participant's Employer Matching Account, as the case may be, in order to comply with this Section 3.9.

3.10 Distributions. The Employer, or the trustee of the Trust, shall withhold from any distributions made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer, or the trustee of the Trust, in connection with such distributions, in amounts and in a manner to be determined in the sole discretion of the Employer and the trustee of the Trust.

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                                    ARTICLE 4
                           Hardship; Early Withdrawal
                               Withdrawal Election

4.1 Withdrawal Payout/Suspensions for Hardship. If the Participant experiences a Hardship, the Participant may petition the Committee to (i) suspend any deferrals required to be made by a Participant and/or (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's Account Balance or the amount reasonably needed to satisfy the Hardship. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval. The payment of any amount under this Section 4.1 shall not be subject to the Deduction Limitation. Any suspension of deferrals pursuant to this Section 4.1 shall continue for the remainder of the Plan Year in which the suspension is approved.

4.2 Early Withdrawal. During any Plan Year a Participant may withdraw up to 100% of his or her Account Balance. A Participant who makes an election to withdraw any amount shall forfeit 10% of the amount withdrawn. Distribution of withdrawals shall be made as soon as practicable after the request for withdrawal is received by the Plan Administrator, except that amounts deferred in the immediately preceding Plan Year will not be paid before September 16. All forfeited amounts shall be removed from the Participant's Account Balance and shall be retained by the Employer. If such election is made, the Participant shall not be entitled to participate in the Plan for a period ending two years after the date of the payout.

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                                    ARTICLE 5
                         Distributions & Death Benefits

5.1 Termination of Employment. Subject to the Deduction Limitation, a Participant shall be entitled to receive the vested Account Balance, payable in accordance with Section 5.2, if a Participant experiences a Termination of Employment prior to his or her death or Disability.

5.2 Payment of Account Balance. A Participant's vested Account Balance shall be paid in one of the following forms as elected in the Participant's Distribution Election Form pursuant to Section 5.3. If no election is made, payment shall be made in a lump sum as soon as administratively practicable after Termination of Employment. The permissible forms of payment are:

          (a) Lump Sum. A single lump sum payment; and

          (b) Installments. Substantially equal annual installment payments for a period not less than two (2) years and not exceeding fifteen (15) years. For distributions of a Participant's Account Balance in installments, the remaining unpaid Account Balance shall be credited or debited in accordance with Section 3.8.

5.3  Distribution Elections.

          (a) First Plan Year. In connection with a Participant's commencement of participation in the Plan, the Participant may complete a Distribution Election Form at the time when the Participant commences participation in the Plan. For the Distribution Election Form to be valid, the Distribution Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee. A Distribution Election Form submitted during the August 2003 open enrollment period shall be valid immediately after it is timely delivered to the Committee and accepted by the Committee.

          (b) Effectiveness of Election Forms. Once submitted, a Participant's Distribution Election Form shall continue in effect for subsequent Plan Years unless the Participant timely submits a new Distribution Election Form. The Committee shall maintain an open enrollment period preceding each Plan Year and allow Participants to submit new Distribution Election Forms. A new Distribution Election Form shall be effective six (6) months after the date it is delivered to and accepted by the Committee.

5.4 Death Benefits. If a Participant dies before the entire vested Account Balance is distributed to the Participant, the unpaid vested Account Balance shall be paid as soon as administratively practicable to the Participant's Beneficiary in a lump sum.

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                                    ARTICLE 6
                          Disability Waiver and Benefit

6.1  Disability Waiver.

     (a) Waiver of Deferral. A Participant who is determined by the Committee to be suffering from a Disability shall be excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Annual Base Salary, Commissions, Individual Bonus and/or Team Bonus for the Plan Year during which the Participant first suffers a Disability. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan.

     (b) Return to Work. If a Participant returns to employment with the Employer, after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.3 above.

6.2 Continued Eligibility; Disability Benefit. A Participant suffering a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed, and shall be eligible for the benefits provided for in Articles 4 or 5 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only deem the Participant to have experienced a Termination of Employment, after such Participant is determined to be suffering a Disability, in which case the Participant shall receive a Disability Benefit equal to his or her Account Balance at the time of the Committee's determination. The Participant shall be paid in accordance with Article 5 as a deemed Termination of Employment. Any payment made shall be subject to the Deduction Limitation.

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                                    ARTICLE 7
                             Beneficiary Designation

7.1 Beneficiary. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

7.2 Beneficiary Designation and Change of Beneficiary. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

7.3 Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

7.4 No Beneficiary Designation. If a Participant fails to designate a Beneficiary as provided in Sections 7.1, 7.2 and 7.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her estate.

7.5 Doubt as to Beneficiary. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

7.6 Discharge of Obligations. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge the Employer and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's participation in the Plan shall terminate upon such full payment of benefits.

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                                    ARTICLE 8
                                Leave of Absence

8.1 Paid Leave of Absence. If a Participant is authorized by the Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

8.2 Unpaid Leave of Absence. If a Participant is authorized by the Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.

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                                    ARTICLE 9
                     Termination, Amendment or Modification

9.1 Termination. Although the Company anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that the Company will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, the Company reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees, by action of its board of directors. Upon the termination of the Plan, the affected Participants shall terminate their participation in the Plan and their Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination, shall be paid to the Participants as follows: Prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, the Company shall pay such benefits as soon as administratively practicable. After a Change in Control, the Account Balances of all participants shall be fully vested and the Company shall be required to pay such benefits in a lump sum within five (5) business days of such Change in Control. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination.

9.2 Amendment. The Company may, at any time, amend or modify the Plan in whole or in part with respect to that Employer by the action of its board of directors; provided, however, that: (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's vested Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification, and
     (ii) no amendment or modification of this Section 9.2 or Section 10.2 of the Plan shall be effective. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification.

9.3 Effect of Payment. The full payment of the applicable benefit under Articles 4, 5 or 6 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's participation in the Plan shall terminate.

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                                   ARTICLE 10
                                 Administration

10.1 Committee Duties. Except as otherwise provided in this Article 10, this Plan shall be administered by a Committee which shall consist of the members of the committee of the 401(k) Plan, or such other committee as the Board shall appoint. Members of the Committee may be Participants in this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Employer.

10.2 Administration Upon Change In Control. For purposes of this Plan, the Committee shall be the "Administrator" at all times prior to the occurrence of a Change in Control. Upon and after the occurrence of a Change in Control, the "Administrator" shall be an independent third party selected by the trustee of the Trust and approved by the individual who, immediately prior to such event, was the Company's Chief Executive Officer or, if not so identified, the Company's highest ranking officer (the "Ex-CEO"). The Administrator shall have the discretionary power to determine all questions arising in connection with the administration of the Plan and the interpretation of the Plan and Trust including, but not limited to benefit entitlement determinations; provided, however, upon and after the occurrence of a Change in Control, the Administrator shall have no power to direct the investment of Plan or Trust assets or select any investment manager or custodial firm for the Plan or Trust. Upon and after the occurrence of a Change in Control, the Company must: (i) pay all reasonable administrative expenses and fees of the Administrator; (ii) indemnify the Administrator against any costs, expenses and liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the Administrator hereunder, except with respect to matters resulting from the gross negligence or willful misconduct of the Administrator or its employees or agents; and (iii) supply full and timely information to the Administrator on all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the date of circumstances of the Disability, death or Termination of Employment of the Participants, and such other pertinent information as the Administrator may reasonably require. Upon and after a Change in Control, the Administrator may be terminated (and a replacement appointed) by the trustee of the Trust only with the approval of the Ex-CEO. Upon and after a Change in Control, the Administrator may not be terminated by the Company.

10.3 Agents. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting

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     through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

10.4 Binding Effect of Decisions. The decision or action of the Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

10.5 Indemnity of Committee. The Company shall indemnify and hold harmless the members of the Committee, and any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee or the Administrator.

10.6 Employer Information. To enable the Committee and/or Administrator to perform its functions, the Employer shall supply full and timely information to the Committee and/or Administrator, as the case may be, on all matters relating to the compensation of its Participants, the date and circumstances of the Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.

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                                   ARTICLE 11
                          Other Benefits and Agreements

11.1 Coordination with Other Benefits. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

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                                   ARTICLE 12
                                Claims Procedures

12.1 Presentation of Claim. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

12.2 Notification of Decision. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

     (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

     (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

          (i) the specific reason(s) for the denial of the claim, or any part of it;

          (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

          (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

          (iv) an explanation of the claim review procedure set forth in Section
               12.3 below.

12.3 Review of a Denied Claim. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

     (a)  may review pertinent documents;

     (b)  may submit written comments or other documents; and/or

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     (c)  may request a hearing, which the Committee, in its sole discretion, may grant.

12.4 Decision on Review. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

     (a)  specific reasons for the decision;

     (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

     (c)  such other matters as the Committee deems relevant.

12.5 Legal Action. A Claimant's compliance with the foregoing provisions of this
     Article 12 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

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                                   ARTICLE 13
                                      Trust

13.1 Establishment of the Trust. The Company shall establish the Trust, and shall at least annually transfer over to the Trust such assets as the Company determines, in its sole discretion, are necessary to provide, on a present value basis, for its respective future liabilities created with respect to the Annual Deferral Amounts and Employer Matching Amounts for Participants for all periods prior to the transfer, as well as any debits and credits to the Participants' Account Balances for all periods prior to the transfer, taking into consideration the value of the assets in the trust at the time of the transfer.

13.2 Interrelationship of the Plan and the Trust. The provisions of the Plan shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Company, Participants and the creditors of the Company to the assets transferred to the Trust. The Company shall at all times remain liable to carry out its obligations under the Plan.

13.3 Distributions From the Trust. The Company's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Company's obligations under this Plan.

13.4 Stock Transferred to the Trust. Subject to the shareholders of the Company approving the use of Company Stock under the Plan, notwithstanding any other provision of this Plan or the Trust, if Trust assets are distributed to a Participant in a distribution which reduces such portion of the Participant's Variable Account invested in the Stock Fund, the Committee shall have the discretion to pay such distribution either in the form of Stock or cash.

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                                   ARTICLE 14
                                  Miscellaneous

14.1 Status of Plan. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

14.2 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Employer. For purposes of the payment of benefits under this Plan, any and all of the Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. The Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

14.3 Employer's Liability. The Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan.

14.4 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

14.5 Not a Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Employer, either as an Employee or a director, or to interfere with the right of the Employer to discipline or discharge the Participant at any time.

14.6 Furnishing Information. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan

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     and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

14.7 Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

14.8 Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

14.9 Governing Law. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the Commonwealth of Virginia.

14.10 Notice. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                           BearingPoint, Inc.
                           Attn: David W. Black, Esq.
                           1676 International Drive
                           McLean, VA 22102

     Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

14.11 Successors. The provisions of this Plan shall bind and inure to the benefit of the Company and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

14.12 Validity. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

14.13 Incompetent. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such

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                                      -26-

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     benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

14.14 Court Order. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

14.15 Distribution in the Event of Taxation. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), the Company shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the
     Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

14.16 Trust. If the Trust terminates and benefits are distributed from the Trust to a Participant, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

14.17 Legal Fees To Enforce Rights After Change in Control. The Company is aware that upon the occurrence of a Change in Control, the Board (which might then be composed of new members) or a shareholder of the Company, or of any successor corporation might then cause or attempt to cause the Company or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company irrevocably authorizes such Participant to retain counsel of his or her choice at the expense of the Company to represent such Participant in connection with the

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                                      -27-

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     initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, shareholder or other person affiliated with the Company or any successor thereto in any jurisdiction.

     IN WITNESS WHEREOF, the Company has signed this Plan document effective as of August 1, 2003.

                                BearingPoint, Inc., a Delaware corporation


                                By: /s/ Joanne D. Myles
                                    --------------------------------------------
                                Title: Managing Director, Global Human Resources

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